                                                                   Exhibit 10.30

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                                1934, AS AMENDED.

                               PURCHASE AGREEMENT

                                       NO.

                      MADE AND ENTERED INTO BY AND BETWEEN

                                NOKIA CORPORATION
                                 NOKIA NETWORKS

                                       AND

                               ENDWAVE CORPORATION

                              ON DECEMBER 31, 2003

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                                TABLE OF CONTENTS

PREAMBLE
CLAUSE 1          DEFINITIONS
CLAUSE 2          OBJECT OF THE AGREEMENT
CLAUSE 3          PARTS
CLAUSE 4          PURCHASE ESTIMATES
CLAUSE 5          ORDERS
CLAUSE 6          PRICES
CLAUSE 7          TERMS OF PAYMENT
CLAUSE 8          TERMS OF DELIVERY AND PASSING OF TITLE
CLAUSE 9          PACKING
CLAUSE 10         DELIVERY TIMES
CLAUSE 11         RE-SCHEDULING AND CANCELLATION
CLAUSE 12         INSPECTIONS
CLAUSE 13         QUALITY REQUIREMENTS
CLAUSE 14         AVAILABILITY OF THE PARTS AND DISCONTINUATION OF PRODUCTION
CLAUSE 15         FACILITY SURVEYS
CLAUSE 16         WARRANTIES
CLAUSE 17         LIABILITY
CLAUSE 18         ENVIRONMENTAL MANAGEMENT AND COMPLIANCE WITH LAWS
CLAUSE 19         MANUFACTURING RIGHTS, INTELLECTUAL PROPERTY RIGHTS AND TOOLING
CLAUSE 20         CONFIDENTIALITY
CLAUSE 21         EVENTS OF FORCE MAJEURE
CLAUSE 22         EFFECTIVE DATE AND TERM
CLAUSE 23         REPORTABLE EVENTS AND TERMINATION FOR DEFAULT
CLAUSE 24         GOVERNING LAW AND SETTLEMENT OF DISPUTES
CLAUSE 25         FINAL PROVISIONS

Appendix 1        The Parts, Prices, Discounts and Price Validity
Appendix 2        Intentionally Omitted
Appendix 3        Quality Requirements and Workmanship Standards
Appendix 4        Warranties and Support
Appendix 5        Logistics Appendix
Appendix 6        Intentionally Omitted
Appendix 7        Product Liability Insurance
Appendix 8        Mandatory Environmental Requirements

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

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                               PURCHASE AGREEMENT

THIS AGREEMENT, made and entered into this day of December 31, 2003 by and between

NOKIA CORPORATION, represented through its Nokia Networks business group, a company incorporated under the laws of Finland with its principal office at Keilalahdentie 4, 02150 Espoo, Finland

AND

ENDWAVE CORPORATION, a company incorporated under the laws of the State of Delaware, USA, with its principal office at 990 Almanor Avenue, Sunnyvale, CA 94085, USA.

CLAUSE 1
DEFINITIONS

For the purposes of this Agreement the following definitions shall govern (and where the context so admits the singular shall include the plural and vice versa):

"Affiliate"
of Nokia Corporation or Endwave Corporation shall mean an entity

(i)      which is directly or indirectly controlling such Party;

(ii) which is under the same direct or indirect ownership or control as such Party; or

(iii)    which is directly or indirectly owned or controlled by such Party.

For these purposes, entity shall be treated as being controlled by another if that other entity has fifty percent (50 %) or more of votes in such entity, is able to direct its affairs and/or to control the composition of its board of directors or equivalent body.

"Agreement"

shall mean this Purchase Agreement and all its Appendices as well as any amendment or addenda that may subsequently be agreed upon in writing between the Parties.

"Appendix"

shall mean a document that the Parties will, by mutual agreement, sign and attach to this Agreement on the Effective Date or at any time during the term of this Agreement. All Appendices shall be subject to the terms and conditions of this Agreement. In the event of a conflict between the terms of an Appendix and the terms of this Agreement, the terms of this Agreement shall prevail.

"Buyer"

shall mean Nokia Corporation and its Affiliates. The abbreviations "NET", "NTC" and "Nokia" are also used as to identify Buyer in the Appendices and other documents attached or referred to in this Agreement and in the daily correspondence and communications between the Parties.

"Consumption"

means the moment when a Part is taken from [*] for Buyer's use, as defined in detail in the Logistics Appendix.

"Delivery Date"

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

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shall mean the date on which Seller shall have successfully completed the delivery of all the Parts, which meet all of the requirements set forth under this Agreement, as ordered under the Order and/or as may be further defined under the Logistics Appendix.

"Development Agreement"

shall mean that agreement dated September 9, 2003 between the Parties in accordance with which Seller will design, develop, and/or test for Buyer's approval certain new Parts that Buyer may elect to have Seller furnish to Buyer under this Agreement.

"EDI Agreement"

shall mean an Electronic Data Interchange ("EDI") agreement, that the Parties may elect to enter into, in which the Parties agree and define the use of EDI in the purchase and sales of the Parts under this Agreement.

"Effective Date"

shall mean the date mentioned first above, i.e. the date of signing of this Agreement.

"[*]"

shall mean [*] issued by the [*].

"Intellectual Property Rights"

shall mean patents (including utility models), design patents, mask work and designs (whether or not capable of registration), chip topography rights and other like protection, copyright, trademark and any other form of statutory or common law protection of any kind and applications for any of the foregoing respectively as well as any trade secrets.

"Lead Times"

shall mean the time period, which is mutually agreed in writing by the Parties, from the date of issuing an Order to the Delivery Date of the ordered Parts to Buyer. The maximum Lead Times are set forth in Appendix 5.

"Logistics Appendix"

shall mean the documents attached hereto as Appendix 5, which describe the logistics procedures for forecasting, ordering, shipping and invoicing the Parts. Each of Buyer's sites and/or Affiliates may create a Logistics Appendix in conjunction with Seller in order to specify the procedures unique to that particular site and/or Affiliate and which procedures are not otherwise covered by the Purchase Agreement.

"Manufacturing Information"

shall mean Specifications and other technical and commercial documentation and information, irrespective of its form, necessary for the manufacturing of Part(s) by Supplier (including without limitation and as applicable, information on Supplier's suppliers, sub-suppliers and subcontractors, from which it procures Third Party Components (if any) and raw materials for Part(s) and its contract manufacturers and other subcontractors participating in the manufacturing of Part(s)).

"Nokia Bank Link Policy"

shall mean Nokia's centralized system for payments pursuant to which all invoices maturing during a working week (i.e. Monday through Friday) are consolidated and paid on one predetermined business day

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                       4.

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during that same week irrespective of the invoice due date. At the moment, the payment day is Wednesday, but the payment day is subject to change by Nokia at any time without notice.

"Nokia Direct Competitor"

shall mean [*]., or any other major company with a broad product portfolio whose primary business is telecom infrastructure and in addition [*].

"Order"

shall mean a single purchase order submitted by Buyer to Seller.

"Part"

shall mean each individual mutually agreed object of the sale and purchase hereunder, which Buyer may buy by issuing an Order or Spot Order to Seller. The Parts are listed in Appendix 1.

"Party" and "Parties"

refer to Seller and/or Buyer.

"Quality Requirements"

shall mean the document that specifies the quality requirements to which all of the Parts shall materially conform. The Quality Requirements are set forth in Appendix 3.

"Seller"

shall mean Endwave Corporation.

"Spot Order"

shall mean a type of purchase order that Buyer may submit to Seller for delivery directly to Buyer (i.e., not to the [*]), as further described in this Agreement. Unless expressly noted otherwise, the term "Order" shall not include "Spot Order."

"[*]" or "[*]"

means an [*] in a [*] or at [*], in which [*] and to which [*] the [*] to [*] the [*] of the [*] by [*], as [*] in [*]. Delivery and purchase of the [*] be [*] to take place [*] when [*] the [*] and the [*] to the [*]. The [*] shall further [*] the [*] of and [*] and [*] the [*] model.

"Specifications"

shall mean the applicable requirements, agreed upon by Buyer and Seller in writing, to which each of the Parts must strictly conform to in order for the delivery of such Parts to be successfully completed. The Specifications are set forth in the document entitled, "[*] GHz Integrated Microwave Module Specifications"

"Tooling"

shall mean the moulds, casting moulds, manufacturing, testing and other tools, drawings and technical documents, which Seller produces or which are produced for him.

"Third Party Component"

shall mean any hardware and/or software component or part of any Part, to the extent Intellectual Property Rights in the component are not (i) held by Supplier or (ii) licensed to Supplier by Nokia.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                       5.

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CLAUSE 2
OBJECT OF THE AGREEMENT

2.1 Seller wishes to sell to Buyer and Buyer wishes to purchase from Seller, in accordance with the terms and conditions hereof, certain Parts for which Buyer may elect to place Orders or Spot Orders from time to time and which are listed in Appendix 1 hereto and which are manufactured and/or marketed by Seller in accordance with the Specifications. The Parties further agree that all Buyer's purchase orders to Seller for the Parts shall be made under the terms and conditions of this Agreement.

2.2 Those Affiliates of Buyer that agree in writing to the terms of this Agreement may place Orders or Spot Orders for the Parts to Seller in their own name and for their own account under the terms and conditions of this Agreement.

CLAUSE 3
PARTS

3.1      The Parts to be supplied hereunder are listed in Appendix 1 hereto.

3.2 Each Part that Seller delivers hereunder must strictly conform to the Specifications, the Quality Requirements and the Environmental Requirements set forth under this Agreement.

3.3 With the exception of changes made to a Part by Seller pursuant to Clause 16 or Clause 19.7, any changes in the design or in the manufacturing process of the Parts, which change may affect the quality, reliability, interchangeability, availability, fit, form or function of the Parts, are subject to Buyer's written approval given prior to the implementation of any such change.

3.4 The Parties may, upon mutual agreement, amend Appendix 1 to include any new item to, or to delete any item from, the definition of Parts.

3.5 The Parts are subject to US export regulations. Seller agrees to provide Buyer, upon request, with all information necessary to accurately classify the Parts under any applicable export regulations, including but not limited to the US Bureau of Export Administration regulations.

3.6 Buyer may request that Seller label the Parts with serial numbers provided by Buyer, and Seller may not unreasonably deny such request.

CLAUSE 4
PURCHASE ESTIMATES

4.1 The Parties hereto acknowledge that the purchase volumes set out in Appendix 1 hereto, or in any estimates or other forecasts provided by Buyer to Seller, are regarded as estimates only based on the best assumptions of Buyer and they are provided for Seller's planning purposes. Purchase estimates shall not be regarded as binding purchase orders under any circumstances. Buyer shall be under no obligation to purchase any specific quantity of the Parts from Seller, unless otherwise expressly agreed in Appendix 1. Any actions taken by Seller based on such forecasts shall be taken at Seller's risk.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                       6.

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4.2      The Buyer shall buy from the Seller and Seller agrees to sell the Buyer no less than the minimum quantities of Parts set forth in Appendix 1.

CLAUSE 5
ORDERS

5.1 Buyer may place Orders or Spot Orders for the Parts by mail, by telefax, by EDI in accordance with the EDI Agreement, or in any other mutually agreed way.

5.2 The method of placing Orders and Spot Orders shall be governed by the Logistics Appendix in respect of each of Buyer's sites and/or Affiliates. However, if the Order or Spot Order placing method is not defined in the Logistics Appendix, Seller shall forthwith and not later than five working ( 5) days from the receipt of the Order send Buyer an acknowledgement of such Order or Spot Order. If such acknowledgement is not received by Buyer within the above defined time period, the said Order shall be deemed to be accepted by Seller and to be in force as such.

5.3 Seller shall use its best endeavours to supply the minimum number of applicable Parts in accordance with the Logistics Appendix attached as Appendix 5, and Seller shall use reasonable efforts to meet any quantities exceeding such minimums.

5.4 In case Buyer's Order or Spot Order, Seller's confirmation of Order or Spot Order or Seller's invoice contain terms and conditions, which are in discrepancy with, or attempt to amend, or change in any way this Agreement, such terms and conditions shall be regarded as null and void.

CLAUSE 6
PRICES

6.1 The prices, the validity period for such prices, and the discounts for the Parts are provided in Appendix 1.

6.2 The Buyer reserves the right to request to renegotiate the prices at any time.

6.3      All changes in prices shall become effective upon written agreement.

6.4 All prices are exclusive of all taxes and expressed in [*]. All duties, levies and income taxes imposed by any governmental authorities of the United States in respect of payments due herein shall be to the account of, and the sole responsibility of Seller. All duties, levies and taxes imposed by the authorities of any other jurisdiction in respect of payments due herein shall be to the account of, and the sole responsibility of, Buyer.

CLAUSE 7
TERMS OF PAYMENT

All payments under this Agreement shall be made [*] days from the date of receipt of the Seller's invoice subject to Nokia Bank Link Policy. Buyer's obligation to pay such invoice is conditional on the following:

(a) Seller has delivered, in accordance with this Agreement, the full quantities of the Parts requested in the respective Order or Spot Order (and reflected in Seller's invoice);

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                       7.

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(b)      the delivered Parts strictly conform to the Specifications and the
         Quality Requirements.

         Buyer is entitled to withhold payment in respect of a delivery of the Parts, which delivery is not fulfilled in accordance with the requirements set forth under subClauses (a) and (b) above, until the delivery is completed to comply with the said subClauses. Notwithstanding the above, if partial delivery is accepted in writing by Buyer in accordance with Clause 10.4 below, then Seller shall be entitled to invoice Buyer accordingly and Buyer will pay such invoice within [*] days of its receipt, subject to Nokia Bank Link Policy. In the event that payment is not made within such [*] days, however, subject to the Nokia Bank Link Policy, Buyer shall pay a penalty of [*] per cent per annum, not to exceed the rate of [*] per cent per month, of the amount owed to Seller.

CLAUSE 8
TERMS OF DELIVERY AND PASSING OF TITLE

8.1 The terms of delivery are defined in accordance with [*] The terms of delivery are [*], [*] facilities, unless otherwise agreed or provided in the Agreement or the Logistics Appendix.

8.2 Delivery will be deemed to be complete upon Seller's delivery to a common carrier at Seller's (or Seller's agent's) facilities ("Delivery"). Title to the Parts shall pass to Buyer upon Delivery in case of a Spot Order or upon Consumption in case of an [*]. The risk of loss will pass to Buyer upon Delivery. Buyer will insure all Parts upon Delivery and until Consumption, and will indemnify Seller for any damages, losses, or liabilities due to damage to the Parts after Delivery and until Consumption.

CLAUSE 9
PACKING

9.1 Seller's obligations for packing and packaging include, without limitation, the following: (i) all Parts shall be packed and packaged by Seller for protection during shipment, handling, and storage in strict conformance with Buyer's written requirements as of the date of this Agreement, , and otherwise in accordance with industry standard commercial practice; (ii) highly polished, highly finished, or precision Parts or those that might be sensitive to stresses of temperature or moisture, or electro-static or electro-magnetic charges, are to be properly preserved and packed in containers which will afford physical protection against any damage and deterioration from those or any other causes. Any Parts packed with nonconforming packing and/or packaging are, upon request of Buyer, subject to rejection and repackaging at Seller's expense. The prices for the Parts shall include the cost of packing and packaging in accordance with Buyer's written requirements as of the date of this Agreement as required to prevent any deterioration or damage to the Parts during transportation and subsequent storage. Seller shall indemnify Buyer against any damage that the Parts suffer due to nonconforming packaging and/or packing.

9.2 Seller shall use reasonable efforts to use packing and packaging material that can be recycled.

9.3 Further details on packing and packaging may be set forth in the Logistics Appendix and/or in the Specifications.

9.4 If Buyer directs Seller to mark or label any Parts with a trade name, trademark, logo or service mark owned or licensed by Buyer ("Buyer Identification"), Seller shall apply the marking or labeling only on the quantity of Parts and in the manner specified in Buyer's written instructions.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                       8.
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         Seller shall not sell nor otherwise dispose of, nor permit the sale or disposal of, any Parts bearing any Buyer Identification (including any reject Parts) to anyone other than Buyer without first obtaining Buyer's express written consent and first removing all Buyer Identification. Upon termination or expiration of this Agreement any materials bearing Buyer's Identification shall be delivered to Buyer, destroyed, or deconstructed, in Seller's sole discretion.

9.5 With reference to Clause 3.6 the packages shall bear the same serial number as the corresponding Parts.

CLAUSE 10
DELIVERY TIMES

10.1 Subject to the provisions of this Clause 10, time shall be of the essence in this Agreement.

10.2 The Delivery Dates, unless otherwise set forth in the Logistics Appendix, shall be defined in the Order or Spot Order of Buyer, as acknowledged by Seller. Any changes to the mutually agreed Delivery Date are subject to the prior written approval of Buyer. The maximum Lead Times for the Parts are specified in the Logistics Appendix.

10.3 Buyer is not obligated to take the Parts into its possession before the agreed Delivery Date.

10.4 Partial deliveries are not allowed, unless expressly accepted in writing on a case by case basis by Buyer prior to the respective delivery.

10.5 If Seller cannot deliver the Parts in accordance with the agreed Lead Times and on the mutually agreed Delivery Date, then Seller shall as soon as Seller becomes or should have become aware of the delay inform Buyer thereof in writing. Such notice shall be entitled "Notice of Delay" and signed by Seller, and shall also include:

         (a) identification of which kind and what quantities of the Parts will be delayed;

         (b)      the anticipated duration of delay for each kind and quantity;

         (c)      the cause(s) of the delay;

         (d) the actions that Seller is taking and will take to remedy or shorten the delay; and

         (e) a proposal, for Buyer's approval, of a new Delivery Date for each kind and quantity of the delayed Parts, together with a clear, firm commitment to treat such new Delivery Date as contractual and to make the deliveries by such date.

         In order to avoid any delay in delivery, Seller shall use best efforts (such as, but not limited to, expedited freight), at the cost of Seller, to minimize the possible delay. The remedies provided in this Clause 10.5 and in 10.6 shall be Buyer's sole and exclusive remedies, and Seller's sole and exclusive obligations, for any late delivery of Parts.

10.6 If Buyer does not agree with Seller's proposal for the new Delivery Date submitted in accordance with Clause 10.5 above, and if the respective delivery of the Parts is delayed [*] business days or more from the agreed Delivery Date due to reasons other than an Event of Force Majeure (as set

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                       9.

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         forth below in Clause 21), then Buyer shall have the right to terminate the respective delivery without any liability to Seller.

CLAUSE 11
RE-SCHEDULING AND CANCELLATION

11.1 Unless otherwise agreed in the Logistics Appendix, Buyer may, without any liability to Seller, by written notice sent to Seller not less than [*] weeks prior to the intended Delivery Date, re-schedule the respective delivery to take place within [*] months following the intended Delivery Date.

11.2 Unless otherwise agreed in the Logistics Appendix, Buyer may, without any liability to Seller, by written notice sent to Seller not less than [*] weeks prior to the intended Delivery Date, cancel the respective delivery for its convenience upon a written notice thereof to Seller.

CLAUSE 12
INSPECTIONS

12.1 Buyer may inspect the Parts upon delivery or receipt at the [*] location to ascertain correct quantities and whether there exists any visible damage or deviation from the Order or Spot Order in the Parts delivered. In such case Buyer is entitled to treat the Order or Spot Order as discharged either in whole or in part. If Buyer rejects a Part for noncompliance with the Specifications or the Quality Requirements, Seller agrees to replace such damaged or incorrect Part and deliver a replacement Part in order to meet the correct quantities without delay. Such replacement and/or additional deliveries shall be completed and invoiced within [*] hours (or within the time period specified in the Logistics Agreement) from the receipt by Seller of Buyer's written notice. Buyer has the right to deduct the value of Parts that are rejected (and not replaced) or undelivered from Seller's invoice, and Buyer shall provide Seller with a corresponding debit note. If Buyer has paid for the rejected (and not replaced) Part, Seller shall on the request of Buyer provide a corresponding credit note. Upon Seller's request, Buyer shall provide its inspection report to Seller without delay. Buyer shall keep any rejected Parts available for Seller for [*] weeks from the date of inspection, unless otherwise agreed upon between the Parties. Any return of the Parts shall be made at Seller's expense. If Buyer does not reject any Part, as provided in this Clause 12.1, within [*] days from Delivery (in case of a [*] or Consumption (in case of Order - [*]), the part will be deemed to be accepted.

12.2 Any acceptance of the Parts by Buyer, with or without inspection, shall not reduce Seller's responsibility to warrant that the Parts meet the Specifications and Quality Requirements. Acceptance of the Parts shall not limit Buyer's right to make warranty claims relating to the Parts or to complete deliveries.

CLAUSE 13
QUALITY REQUIREMENTS

13.1 Seller warrants that it shall manufacture the Parts strictly in accordance with the Specifications. Seller also warrants that it shall at all times materially adhere to the Quality Requirements and the workmanship standards set forth in Appendix 3 hereto. Seller shall be responsible for taking preventive and corrective actions to ensure continuity of compliance with Specifications, Quality Requirements and workmanship standards.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      10.
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13.2     Seller shall provide a list [*] of the Parts prior to the beginning of the serial production phase. [*], which shall not be unreasonably withheld or delayed. Seller shall always remain responsible for the supply of such subcontractors.

13.3     [*].

CLAUSE 14
AVAILABILITY OF THE PARTS AND DISCONTINUATION OF PRODUCTION

14.1 Buyer shall at least [*] months prior to the end of this Agreement provide Seller with a notice whether Buyer desires to renew the Agreement or place an end-of-life Order. In case of an end-of-life Order, Such Parts shall be delivered in one or more partial deliveries, in accordance with Buyer's Orders, within [*]months from the end of the Agreement.

CLAUSE 15
FACILITY SURVEYS

15.1 Buyer reserves the right, by itself or through its appointed representative, during regular business hours and following reasonable notice to Seller, to inspect Seller's physical facilities or quality control procedures, or to conduct environmental management system audits, both prior to the first delivery of the Parts under this Agreement and periodically thereafter, in order to verify compliance with the Specifications, Quality Requirements, and other standard industry practices and procedures. Seller shall afford a similar inspection right to Buyer's customers upon request. Such survey shall be subject to a prior written Non-Disclosure Agreement.

         Seller shall maintain quality control procedures mutually agreed upon by the Parties as a result of such facility survey. In the event that Buyer determines during any facility survey, that the quality procedures applied by Seller are insufficient as to ensure consistent production of Parts which are strictly in conformance with Specifications and the Quality Requirements, then Buyer shall specifically inform Seller thereof and recommend corrective measures to be undertaken by Seller. Seller hereby agrees to work together in good faith with Buyer to establish mutually agreeable corrective actions. [*]

15.2 Seller agrees that it shall deliver to Buyer, within [*] days from the Effective Date of the Agreement, a detailed disaster recovery plan (the "Recovery Plan"). The Recovery Plan shall define the actions Seller shall take to resume production of the Parts as soon as possible after damage to or destruction of Seller's factory or other facilities, or machinery, personnel, software, documentation and/or supply management. Such events include, without limitation, fire, water damage, flood, main power shortage, power surges or spikes, computer system failure, earthquake and Events of Force Majeure. The Recovery Plan shall also include alternative processes for resuming production of the Parts by opening an alternative facility or setting up the necessary equipment and assembly lines in an existing factory of Seller and/or of its Affiliates.

         Seller agrees that should any of the events referred to in this Clause
         15.2 or in Clause 21 of the Agreement occur, it shall promptly implement the steps detailed in the Recovery Plan to the full extent and shall take all other necessary measures to resume the performance of its obligations under this Agreement in the shortest time possible.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      11.
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CLAUSE 16
WARRANTIES

16.1 Seller hereby gives a warranty for each Part delivered to receiver's facility under this Agreement for a period of [*] months from the Delivery of the respective Part ("Warranty Period"). The warranty provided hereunder shall include that each Part initially delivered under Clause 8 shall:

         16.1.1   Upon delivery, be new, unused and in good working order; and

         16.1.2 Be free from all defects (including without limitation, defects in materials, and/or workmanship), excluding defects in design as provided by Buyer; and

         16.1.3 Be of the highest quality required by the Specification and the Quality Requirements, and strictly conform to the Specifications and the Quality Requirements.

         Any breach or non-conformance with or deviation from the warranty set out in Clause 16.1 shall be referred as "Defect" in this Agreement.

16.2 Seller shall repair or replace, at its own option and cost and without delay, all Defects in the Parts delivered under the Agreement that appear within the Warranty Period.

         If the remaining Warranty Period for the repaired and/or replaced Part is [*] from the date of Delivery of the repaired or replaced Part. However, the Warranty Period for any specific Part shall not be extended, as provided in the prior sentence, more than once.

16.3 If the Parties mutually agree on case by case basis that Buyer shall undertake the repair or replacement of a Defect in a Part on behalf of Seller, Seller shall compensate Buyer for [*]

16.4     If a [*] which (a) [*] from [*] and (b) [*] with [*] or [*] or [*]

         [*] the [*] of the [*], and [*] and [*] for the [*]

         [*] for [*] under this Clause 16.4, [*] For purposes of this Clause, [*] under this Clause 16.4 [*]

         [*] means [*] that [*] and thereafter [*] and [*] the [*] the [*] the [*] and [*] the [*] would [*] the [*] [*] at the [*] and [*] and [*]
         for [*] by [*] Each [*] is [*] or an [*] the [*]

         The agreement [*] and [*] this Clause 16.4 and [*]

         If [*] or [*] within [*] by the [*] the [*] of the [*] based on [*] from the [*] In such [*] to [*] and/or [*]

         This Clause 16.4 sets forth [*] and [*] with respect to [*]

16.5 Notwithstanding any conflicting provision in this Agreement (except Clause 16.4), Seller's sole and exclusive obligation, and Buyer's sole and exclusive remedy, for breach of any of Seller's warranties under this Agreement will be, at Seller's option, to (a) repair the defective Part to correct the defect; (b) replace any such Part at no additional charge; or (c) accept the return of any such Part and issue a refund equal to the purchase price of such defective Part.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      12.
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16.6     EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT, THE PARTS ARE PROVIDED
         "AS IS" WITHOUT ANY WARRANTY OR CONDITION OF ANY KIND AND SELLER DISCLAIMS FOR ITSELF AND ON BEHALF OF ITS SUPPLIERS ALL OTHER WARRANTIES, CONDITIONS, AND REPRESENTATIONS OF ANY KIND, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION THE WARRANTIES OR CONDITIONS OF MERCHANTABILITY, NON-INFRINGEMENT OR
         FITNESS FOR A PARTICULAR PURPOSE.

CLAUSE 17
LIABILITY

17.1 Seller shall defend, indemnify and hold Buyer and its officers, directors employees and customers harmless from and against all damage, claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including without limitation, reasonable legal fees brought against Buyer by an unaffiliated third party for

         (i) injury to persons, including death; and/or

         (ii) loss or damage to any property; and/or

         any other liability resulting from any acts or omissions of Seller in the performance of this Agreement and/or a failure of the Parts to conform to the Specifications and the Quality Requirements. Seller shall maintain in force and upon request give evidence of adequate insurance covering its potential liability under this Clause 17.1. Buyer shall on its behalf indemnify and hold Seller Buyer and its officers, directors employees and customers harmless from and against all damage, claims, demands, suits, proceedings, damages, costs, expenses and liabilities, including without limitation, reasonable legal fees brought against or incurred by Seller for

         (iii) injury to persons, including death; and/or

         (iv) loss or damage to any property; and/or

         (v) any other liability resulting from any acts or omissions of Buyer in the performance of this Agreement.

         Without prejudice to the generality of the above, Seller shall maintain on a continuous basis a product liability insurance (or a general liability insurance which includes coverage for product liability) with an insured amount of not less than [*] per each occurrence. If the sales of the Parts under this Agreement include sales to Nokia's US affiliates, Seller shall further maintain on a continuous basis an insurance in accordance with Appendix 7.

         As a condition to such indemnification, each indemnitee shall (i) give the indemnitor notice of the relevant claim; (ii) cooperate with the indemnitor, at the indemnitor's expense, in the defense of such claim; and (iii) give the indemnitor the right to control the defense and settlement of such claim subject to Clause 17.3 below.

17.2 Neither Party shall be liable to each other in contract, tort or otherwise, whatever the cause thereof, for any indirect, special, punitive or consequential damage, including but not limited to loss of business or goodwill, loss of revenue or loss of profits, howsoever arising under or in connection with this Agreement, except in cases of intentional misconduct or gross negligence. For the purposes of this Clause 17.2 gross negligence shall mean willful default in the United Kingdom.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      13.
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17.3     Seller shall use counsel reasonably satisfactory to Buyer to defend indemnification claims under Clause 17.1 or Clause 19.7 (each a "Claim"). If Buyer reasonably determines that any Claim or any proposed Claim settlement might adversely affect any Buyer indemnitees, Buyer may take control of the investigation, defense and/or settlement of the Claim at Buyer's risk and expense. If Buyer elects to do so, Buyer and its attorneys shall proceed diligently and in good faith. Seller will not agree to a settlement of any Claim prior to a final judgement thereon without the prior written consent of Buyer, which consent shall not be unreasonably withheld.

         Notwithstanding the indemnifying party's primary right to have control over defense, the indemnitee may take all necessary steps, at the expense of the indemnifying party, to defend itself until the indemnifying party, to the reasonable satisfaction of the indemnitee, assigns a counsel and initiates defense in a professional manner, and the indemnifying party agrees to fully cooperate with such defense.

CLAUSE 18
ENVIRONMENTAL MANAGEMENT AND COMPLIANCE WITH LAWS

18.1 Seller shall comply with the principles of the Business Charter for Sustainable Development (published by the International Chamber of Commerce in 1991) for environmental management. Buyer encourages the adoption of the principles therein by Seller and its subsuppliers and subcontractors. Buyer may, where appropriate, request improvements in Seller's practices to ensure compliance with the said principles and the Nokia Supplier Requirements for the environment.

         Seller shall be committed to ethical conduct and respect for human rights in the spirit of internationally recognized social and ethical standards, e.g. SA8000. Seller further agrees to monitor the ethical performance of its suppliers and subcontractors and take prompt steps in cases where ethical performance of its suppliers or subcontractors comes into question.

18.2 Seller shall inform Buyer on request, of all substances and compounds by weight in the Parts supplied as set out in Appendix 8 Mandatory Environmental Requirements.

         Seller further shall, upon request, provide Nokia with instructions for disassembly, re-use and end-of-life treatment of the Parts, and with any other information that Nokia may need (and request in writing) based on statutory requirements.

         Seller shall in designing of the Parts and in manufacturing and delivery of the Parts strictly comply with the Environmental Requirements and the schedule set forth in Appendix 6 of this Agreement. Seller warrants that each Part that Seller delivers hereunder strictly conforms to such requirements. In case any Part does not strictly conform to the Environmental Requirements as they exist at the time of delivery, and where the law requires selective end-of-life treatment for such Parts, Seller shall reimburse Buyer for any Additional Processing Costs incurred by Buyer in connection with Buyer's selective end-of-life treatment for such Parts up to the Reserve Cap (as that term is defined in Clause 16.4) available at the time of the end-of-life treatment. "Additonal Processing Costs" means the costs that are in excess of the costs that would have been incurred by Buyer if the applicable Parts would have been in conformance with the Environmental Requirements.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      14.

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         This Clause 18.2 sets forth Seller's sole and exclusive obligation, and
         Buyer's sole and exclusive remedy, with respect to any end-of-life treatment of the Parts.

18.3. Seller has implemented an environment management system (EMS) based on the basic principles of ISO 14001 standard by January 1, 2002.

18.4. Seller agrees that Seller shall in the manufacturing of the Parts diligently follow all applicable laws, statutes and regulations.

CLAUSE 19
MANUFACTURING RIGHTS, INTELLECTUAL PROPERTY RIGHTS AND TOOLING

19.1     [*]

         [*]after the effective date of this Agreement, Nokia and Seller will enter into a [*] with a [*] selected [*] (the [*]). Pursuant to the [*], Seller will promptly deposit with the [*] shall, upon request, demonstrate to the reasonable satisfaction of Nokia that the contents do comply with said requirements.

19.2     [*]

         Under the terms of the [*], Nokia will have the right to obtain the [*] in the event that [*] occurs:

         (1)      a [*] by [*] a [*] under [*], which [*] is [*] within [*], which [*], in a [*] the [*] to the [*] and [*] the [*] to be [*]

         (2)      [*] for [*] of [*] or [*], making [*] for the [*] of [*] or
                  [*] the [*] or a [*] of the [*] or [*] to [*] any [*] of its [*] to [*], and [*] with [*] of the [*] to [*] and [*] under [*], which [*] is [*] within a [*], which [*], in a [*] the [*] to the [*] and [*] the [*] to be [*].

         (3) a [*] in [*] in or [*] over [*] in [*] obtaining [*] over [*], and [*] to [*] and [*] for [*] in [*] of the [*].

19.3     Manufacturing License

         In the event of a [*], Seller grants to Nokia and its Affiliates [*] and [*] and [*] the [*] to [*] or [*], that [*] and [*] from and [*] and [*] by [*] where [*] and [*] are [*] to [*], and [*] and [*]. For the [*] for [*] that [*]. In addition [*] also provide [*] in getting [*] from which it [*]

         Nokia hereby covenants and agrees that [*] shall only be exercisable if and when a [*] occurs. Nokia hereby further covenants and agrees that if a [*] occurs and (i) thereafter the Seller has been able to cure its breaching situation mentioned in Clauses 11.2 (1) - (3) for a continuous period of [*], and (ii) the Seller has the capability to accept and fulfil orders for Products under the Purchase Agreement, and
         (iii) the Seller agrees to purchase from Nokia any raw materials or Third Party Components that Nokia has purchased and committed to in order to exercise its rights [*], then Nokia will purchase Products from Seller under the Purchase Agreement and [*] Upon termination of Nokia's right to exercise [*], Nokia shall return [*]

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      15.
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19.4     The Parties hereby agree, that in case the Specifications are provided by Buyer based on design which is proprietary to Buyer, in whole or in part, then Seller shall not have any right pursuant to this Agreement to manufacture and/or sell or license the Parts to third Parties or otherwise utilize Buyer's confidential information without the prior written consent of Buyer. The foregoing will not limit Seller's right to design, manufacture, or sell any products that are independently designed without the use of Buyer's confidential information.

19.5 Ownership of the copyright in all drawings, specifications, manuals, documents, data, software and other material provided by one Party hereto to the other under this Agreement shall remain with the Party first referred to above, but the receiving Party, which shall include it's Affiliates in the case of Buyer, shall be deemed to have the right to use such copyright for the performance of the Agreement hereunder.

19.6 Seller represents and warrants that (i) the Parts are delivered free from any lien, security or interest and title when conveyed to Buyer is good and valid and the transfer rightful, and (ii) Seller is not subject to any restriction, agreement, contract, commitment, law or judgement/order which would prohibit or be breached or violated by Seller's execution, delivery and performance of this Agreement and its obligations hereunder.

19.7 Seller shall settle and/or defend at its own option and its own expense and indemnify and hold Buyer harmless from any cost, expense, loss, attorney's fees or damage arising out of any third party claim, demand, suit or proceedings against Buyer or any customer of Buyer to the extent such claim, demand, suit or proceedings alleges that the Parts infringes upon any Intellectual Property Rights of any third party, provided that (1) Buyer informs Seller in writing of any such claim, demand, proceedings or suit without delay, (2) Seller is given control over the defense thereof and Buyer reasonably cooperates in the defense at Seller's expense, and (3) Buyer will not agree with the third party to the settlement of any such claim, demand, proceedings or suit prior to a final judgement thereon without the prior written consent of Seller, which consent shall not be unreasonably withheld. Buyer shall have the right to select its own counsel to participate in any such defense at Buyer's own expense. This indemnification does not apply to the extent that: (1) infringement arises by a combination made by Buyer or a customer of Buyer to whom Buyer has supplied the Parts, of Parts furnished under this Agreement with other products not furnished hereunder by Seller except to the extent Seller is a contributory infringer, (2) infringement arises solely from changes or modifications made to or from the Parts by Buyer or Buyer's customer; (3) infringement arises from Parts that are made in accordance with drawings, samples or manufacturing specifications designated by Buyer and Seller proves that such infringements arise solely from such drawings, samples or manufacturing specifications designated by Buyer.

         If a claim, demand, suit or proceeding alleging infringement is brought or Seller believes one may be brought, Seller shall have the option, at its expense, to (1) modify the Parts to avoid the allegation of infringement, while at the same time maintaining compliance of the Parts with the requirements set forth under this Agreement, (2) replace the Parts with non-infringing but equivalent Parts, which comply with requirements set forth under this Agreement; or (3) obtain for Buyer, at no cost to Buyer a license to continue using and exploiting the Parts in accordance with this Agreement free of any liability or restriction.

         In the event any Part to be furnished under this Agreement is to be made in accordance with drawings, samples or manufacturing specifications designated by Buyer and to the extent such Part is not the design of Seller, Buyer agrees to settle and/or defend, at its own option and its own

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      16.
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         expense and indemnify and hold Seller harmless from any cost, expense, loss, attorney's fees or damage arising out of any claim, demand, suit or proceedings against Seller to the extent such claim, demand, suit or proceedings alleges that such Part or drawings, samples or manufacturing specifications designated by Buyer infringes upon any Intellectual Property Right of any third party, provided that (1) Seller informs Buyer in writing of any such claim, demand, proceedings or suit without delay, (2) Buyer is given control over the defense thereof and Seller reasonably cooperates in the defense at Buyer's expense, and (3) Seller will not agree with the third party to the settlement of any such claim, demand, proceedings or suit prior to a final judgement thereon without the prior written consent of Buyer, which consent shall not be unreasonably withheld. Seller shall have the right to select its own counsel to participate in any such defense at Seller's own expense. This indemnification does not apply to to the extent any infringement or any claim of infringement results from changes or modification made by Seller or on behalf of Seller to the drawings, samples, manufacturing specifications or any other information designated by Buyer.

         The foregoing indemnification obligations are Buyer's sole and exclusive remedy, and Seller's entire liability, for any claims of infringement of intellectual property rights by the Parts or by Seller.

CLAUSE 20
CONFIDENTIALITY

20.1 Each Party ("Receiving Party") shall not disclose to third parties (other to independent contractors, advisors, and consultants who are under a duty of confidentiality no less protective than the provisions in this Clause 20 or as otherwise provided in this Clause 20) nor use for any purpose other than for the proper fulfillment of this Agreement any technical or commercial information ("Information") received from the other Party ("Disclosing Party") in whatever form under or in connection with this Agreement without the prior written permission of the Disclosing Party except information which

         a) is in the public domain at the time of disclosure or later becomes part of the public domain through no fault of the Receiving Party; or

         b) was known to the Receiving Party prior to disclosure by the Disclosing Party as proven by the written records of the Receiving Party; or

         c) is disclosed to the Receiving Party by a third party who did not obtain such Information, directly or indirectly, from the Disclosing Party; or

         d) was independently developed (by personnel having no access to the Information) by the Receiving Party.

20.2 Seller hereby expressly agrees, that the use of Buyer as reference, and/or the use of Buyer or reference to Buyer in the marketing or in any materials or activities of Seller in any way is strictly forbidden. Any statements, announcements and/or press release of this Agreement or part thereof, or of the relationship herein described, shall not be made by Seller without a prior written acceptance of Buyer given on case by case basis. Notwithstanding the foregoing, (a) Seller may disclose the terms of the Agreement and refer to Buyer as a purchaser of Parts to the extent required by legally required disclosures, including Securities and Exchange Commission rules, (b) Seller may disclose the terms of this Agreement to its attorneys, financial advisors, and

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      17.
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         consultants subject to nondisclosure obligations, and (c) Seller may disclose the terms of this Agreement to a third party that is evaluating a majority investment in, or merger with or acquisition of, Seller, if Seller first enters into a written nondisclosure agreement with such third party that permits disclosure of the terms of the Agreement solely to such third party's outside attorneys, financial advisors, and consultants.

20.3 The provisions of this Clause 20 shall be valid for [*] from the date of disclosure.

20.4 Any Non-Disclosure Agreement(s) entered into between the Parties prior to the Effective Date of this Agreement shall remain to be valid, in accordance with its terms and conditions, in respect of the Information disclosed by either Party before the Effective Date of this Agreement, and in respect of the Information disclosed outside the scope of this Agreement.

CLAUSE 21
EVENTS OF FORCE MAJEURE

21.1 Neither Party shall be liable to the other for any delay or non-performance of its obligations hereunder in the event and to the extent that such delay or non-performance is due to an event of Force Majeure. The Party affected by an event of Force Majeure shall inform the other Party in writing without delay of its occurrence, probable duration and cessation.

21.2 Events of "Force Majeure" are events beyond the control of the Party which occur after the date of signing of this Agreement and which were not reasonably foreseeable at the time of signing of this Agreement and whose effects are not capable of being overcome without unreasonable expense and/or loss of time to the Party concerned. Events of Force Majeure shall include (without being limited to) war, civil unrest, acts of government, natural disasters, fire, flood, earthquake, explosions and Acts of God.

21.3 The Party affected by an event of Force Majeure shall immediately take any necessary measures in order to limit and minimize the effect of such an event on the performance of its obligations under this Agreement, including but not limited to the fulfillment of the disaster recovery plan in accordance with Appendix 4.

21.4 The Party appealing to the occurrence of an event of Force Majeure is under obligation to prove, upon request, its effect on the performance of the said Party's obligations under this Agreement.

21.5 In the event that the delay or non-performance of either Party hereto continues for a period of [*] months due to events of Force Majeure, then either Party shall have the right to terminate this Agreement with immediate effect without liability towards the other Party.

CLAUSE 22
EFFECTIVE DATE AND TERM

22.1 This Agreement shall become valid and effective on the Effective Date and shall remain valid until [*].

22.2 The termination of this Agreement in accordance with Clause 22.1 above shall not affect the delivery of the Parts, in accordance with the terms and conditions hereof, which have been ordered and confirmed prior to the termination.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      18.
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22.3     The obligations set forth in Clauses 7 (with respect to payments that have not been made), 8, 16 (Warranty) (including also Appendix 4), 17 (Liability), 18.2, 18.3, 19, 20, 24, 25.2 and 25.3 shall survive any expiry, cancellation or termination of this Agreement.

CLAUSE 23
REPORTABLE EVENTS AND TERMINATION FOR DEFAULT

23.1 Without prejudice to Seller's other obligations and Buyer's rights under this Agreement, Seller shall without delay notify Buyer if Seller finds or suspects that any of the following events is about to occur or appears imminent: delay in delivery, circumstances that may adversely affect the performance of Seller's (including without limitation its subcontractors/subsuppliers) obligations hereunder, infringement of third party Intellectual Property Rights, or any other action, omission or development which would reasonably be considered to be important for Buyer to be aware of in order to take precautions to prevent such from causing an adverse effect to its business, reputation, production schedule, or product quality.

23.2 In the event that a Party hereto is in default of a material obligation under this Agreement and fails to remedy such default within a reasonable time period fixed by the non-defaulting Party (which period shall not be less than [*] days) in a written notice drawing the attention of the defaulting Party to the default and requiring the same to be remedied, then the non-defaulting Party shall have the right to terminate this Agreement with immediate effect after the expiry of the period fixed. In the event of bankruptcy, receivership or comparable procedure under applicable Bankruptcy Ordinance of a Party hereto or if the default is not capable of being remedied, or in case of a change in control of Seller in which a [*] purchases all of the shares of Seller, then the non-defaulting Party may terminate this Agreement forthwith.

23.3 The termination of this Agreement in accordance with Clause 23.2 above shall also terminate the carrying out of any outstanding Orders or Spot Orders, whether confirmed or not.

CLAUSE 24
GOVERNING LAW AND SETTLEMENT OF DISPUTES

24.1 This Agreement shall be governed by the laws of Switzerland without regard to its conflict of laws principles, as if wholly performed therein. The United Nations Convention on Contracts for the International Sale of Goods does not apply to this Agreement. The parties agree that any and all disputes arising out of or in connection with this Agreement shall be finally settled in arbitration by three neutral arbitrators appointed by the International Chamber of Commerce ("ICC") and shall be conducted pursuant to the ICC's regulations then in force. The arbitration proceedings shall be conducted in Geneva, Switzerland.

24.2 All arbitration proceedings and all discovery related thereto shall be conducted in the English language. Subject to the limitations on liability set forth in this Agreement, the arbitrators may fashion any legal or equitable remedy. The arbitration award shall be executable and final, and binding on the Parties.

24.3 In the event of a breach, threatened breach or likely breach of this Agreement, nothing contained in this Agreement to the contrary shall bar the non-breaching Party from seeking injunctive relief in a court of competent jurisdiction.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      19.

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CLAUSE 25
FINAL PROVISIONS

25.1 Neither Party shall assign or transfer to any third Party, without a prior written consent of the other Party, which consent will not be unreasonably withheld, this Agreement or any of its share or interest therein; on condition that the assigning Party shall remain fully responsible towards the other Party for the proper fulfillment of this Agreement. Such consent shall not be unreasonably withheld in case of assignment to an Affiliate of the assigning Party, on condition that the assigning Party shall remain fully responsible towards the other Party for the proper fulfillment of this Agreement.

25.2 This Agreement contains the entire understanding between the Parties in respect of this matter and all previous correspondence, memoranda, minutes of meetings, offers, enquiries and other documents exchanged between the Parties prior to the date of this Agreement shall be cancelled and superseded by this Agreement. For the avoidance of doubt; this Purchase Agreement supersedes the Purchase Agreement number 1201000 dated [*]with Appendixes and the extension agreement dated [*].

25.3 In addition to this Agreement, the following documents are hereby made Parts of this Agreement:

         Appendix 1        The Parts, Prices, Discounts and Price Validity
         Appendix 2        Intentionally Omitted
         Appendix 3        Quality Requirements and Workmanship Standards
         Appendix 4        Warranties and Support
         Appendix 5        Logistics Appendix
         Appendix 6         Not available
         Appendix 7        Product Liability Insurance
         Appendix 8        Mandatory Environmental Requirements

         In case of any discrepancies between the above documents, the text of this Agreement document shall always prevail over any of the Appendices hereto.

25.4 Any modifications, alterations, additions or amendment to this Agreement (excluding the Appendices) shall be valid only if signed by both Parties and expressly marked "Amendment to the Purchase Agreement". Any Appendices may be modified, altered, added or amended by a written agreement between the Parties.

25.5 The following persons shall act as the representatives of the Parties regarding notices, performance, extension, termination and changes in respect of this Agreement:

         REPRESENTING THE BUYER                    REPRESENTING THE SELLER
         Name:             [*]                     Name:             [*]
         Address:          [*]                     Address:          [*]
         Telephone:        [*]                     Telephone:

25.6 The Parties further agree, that in case any subsupplier, subcontractor and/or distributor of Buyer wishes to purchase Parts from Seller to be used in the manufacture of products for Buyer, then Seller agrees to negotiate in good faith with such subsupplier, subcontractor and/or distributor.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      20.

Purchase Agreement 1201000                                             21/23
6.0.0, 2/2000/TT
CONFIDENTIAL

25.7 No failure or delay of either Party in exercising its rights hereunder (including but not limited to the right to require performance of any provision of this Agreement) shall be deemed to be a waiver of such rights unless expressly made in writing by the Party waiving its rights.

25.8 In the event that any provision of this Agreement shall be held invalid as contrary to any applicable law, statute or regulation in that regard, the invalidity of such provision shall in no way affect the validity of any other provision of this Agreement and each and every provision shall be severable from each and every other.

25.9 The headings used in this Agreement are inserted for convenience only and shall not affect the interpretation of the respective provisions of this Agreement. This Agreement shall not be construed more or less strictly against either Party for its participation or lack thereof in its drafting.

25.10 The Parties shall be deemed independent contractors hereunder. This Agreement is not intended to create a partnership, franchise, joint venture, agency, or employment relationship between the Parties. Unless otherwise agreed in writing by the Parties, neither Party shall make any express or implied agreements, warranties, guarantees, commitments or representations, or incur any debt, in the name or on behalf of the other Party. There are no intended third party beneficiaries to this Agreement.

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      21.

Purchase Agreement 1201000                                             22/23
6.0.0, 2/2000/TT
CONFIDENTIAL

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their duly authorized representatives.

SIGNED FOR AND ON BEHALF OF                        SIGNED FOR AND ON BEHALF OF
NOKIA CORPORATION                                  ENDWAVE CORPORATION
NOKIA NETWORKS

/s/[*]                                             /s/[*]
------------------------                           ----------------------------
Name:[*]                                           Name:[*]
Title: [*]                                         Title:[*]
Date: 31.12.2003                                   Date: 12/31/03
Place: Espoo                                       Place: Espoo

     CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
  EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF
                               1934, AS AMENDED.

                                      22.

APPENDIX 1

SELLER:                                 ENDWAVE CORPORATION
BUYER:                                  NOKIA CORPORATION/ NOKIA NETWORKS
VALIDITY  PERIOD:                       [*]
PURCHASE AGREEMENT NUMBER:              1201000
CURRENCY :                              [*]
DELIVERY PERIOD:                        NEW PRICES ARE VALID FOR DELIVERIES  [*]
TERMS OF DELIVERY:                      [*}
TERMS OF PAYMENT:                       [*] DAYS NET ACCORDING TO NOKIA
FORECASTING PROCEDURE :                 BANK LINK POLICY FORECASTS ARE SENT
                                        DAILY

PURCHASE ARE BASED ON THE BEST ASSUMPTIONS OF NET AND THEY ARE PROVIDED FOR PLANNING PURPOSES OF ENDWAVE.

PURCHASE ESTIMATES SHALL NOT BE REGARDED AS BINDING PURCHASE ORDERS BY NET UNDER ANY CIRCUMSTANCES.

NET AND/OR ITS SUBCONTRACTORS SHALL BE UNDER NO OBLIGATION TO PURCHASE ANY SPECIFIC QUANTITY OF THE PARTS FROM ENDWAVE.

----------------------------------------------------------------------------------------------------------------------------
PLANT          NOKIA CODE            NAME           FREQUENCY   TECH.SPEC       CLASS         COUNTRY OF ORIGIN     CURRENCY
----------------------------------------------------------------------------------------------------------------------------
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 2               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]
Espoo Plant      [*]          Microwave Module        [*]          [*]         Class 1               [*]               [*]

----------------------------------------------------------------------------------------------------------------------------
                      2004              2004              2004              2005              2005
                 UNIT PRICE FOR    UNIT PRICE FOR    UNIT PRICE FOR    UNIT PRICE FOR    UNIT PRICE FOR
 PLANT               1ST [*]          NEXT [*]          NEXT [*]           1ST [*]          NEXT [*]        DUTY PAID BY
----------------------------------------------------------------------------------------------------------------------------
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]
Espoo Plant           [*]               [*]               [*]               [*]               [*]               [*]

PRICING BASIS:

- First [*] price is independent from other volume price breaks. Thereafter volume is the total volume regardless of frequency or product type [*]

- Dates are for reference only, volume breaks apply as soon as volumes are achieved

ENDWAVE UNDERTAKES TO SUPPLY DURING VALIDITY PERIOD LISTED PARTS IN QUANTITITES ESTIMATED BY NET ABOVE, SUBJECT TO NET AND/OR ITS SUBCONTRACTORS PURCHASE ORDERS. THIS APPENDIX 1 REPLACES ANY PRIOR APPENDIX 1.

SIGNED ON BEHALF OF ENDWAVE             SIGNED ON BEHALF OF  NOKIA
CORPORATION:                            CORPORATION / NOKIA NETWORKS :

  [*]                                       [*]

  [*]                                       [*]

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                   APPENDIX 3

                 QUALITY REQUIREMENTS AND WORKMANSHIP STANDARDS

1.       Quality System Requirements

         Product design, manufacturing processes and their development shall follow the guidelines of the Endwave Quality System, which shall meet at a minimum, the applicable requirements of ISO 9001, Nokia Supplier Requirements, and Nokia specific requirements as set forth in this Appendix.

         Endwave permits system and process audits at their premises with reference to deliveries and related processes at any reasonable and pre-arranged time required by Nokia.

2.       Design Changes, Process Changes, and Change Management

         With the exception of changes made to a Part by Seller pursuant to Clause 16 or Clause 19.7 of the Agreement, any changes in the design or in the manufacturing process of the Parts, which change affects the quality, reliability, interchangeability, availability, fit, form or function of the Parts, are subject to Buyer's written approval given prior to the implementation of any such change.

         Prior to making such a change, Seller will submit an "Engineering Change Request" (or "Engineering Change Note") to Buyer for Buyer's approval, which will not be unreasonably withheld or delayed. Prior to granting such approval, Buyer may reasonably require Seller to submit samples of the Part with the proposed change.

3.       Quality Planning Activities

         A Project Plan shall be prepared prior to any major design change, manufacturing change or corresponding development activity. Any such Project Plan shall be brought to Nokia's attention. The Project Plan shall include all Nokia Networks APQP requirements set forth by Nokia.

         Endwave shall ensure that all resources responsible for the Project Plan activities are available during the project and that all activity planning is in compliance with Nokia's targets. Endwave is responsible for reviewing the Project Plan status on a regular basis and updating it as necessary. Any deviations from the plan shall be notified to Nokia.

4.       Continuous Quality Improvement

         The target for service, design, and product delivery shall be defect free operations.

         Endwave shall generate plans for achieving such targets. These plans shall be available for Nokia review upon request.

         Endwave shall continuously monitor the improvement targets to verify the effectiveness of the improvement plans. Endwave shall be able to demonstrate verification of results.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

5.       Control Plan

         All key process control parameters and key product characteristics shall be documented in product and product line specific Control Plans (including Control Plans of subcontractors),which shall be available to Nokia upon request. Endwave shall update these Control Plans to continuously reflect the current manufacturing situation. The Control Plans shall form one basis for targeting specific continuous quality improvements.

6.       Off-line Reliability Testing

         [*]

7.       Quality Inspection

         Endwave shall deliver Parts in accordance with the quality requirements and standards set forth in Clause 10 of this Appendix. The LOCAL BUYER is entitled to perform incoming quality inspection on the Parts before they are received to the consigned inventory and to return Parts that do not meet the Specifications or the Quality Requirements to Endwave as provided in the Purchase Agreement.

         The LOCAL BUYER is entitled to perform quality inspection on the Parts as they are taken from the consignment stock for Nokia production and to return the Parts to Endwave if they are found not to meet the Specifications, the Quality Requirements or the Environmental Requirements.

         If any Parts that do not meet the Specification, the Quality Requirements or the Environmental Requirements are found in production at LOCAL BUYER, the LOCAL BUYER is entitled to exchange any such Part for a compliant Part from the consignment stock at any time upon notice to Seller.

8.       Reporting

         Endwave shall submit the following reports to Nokia on a continuous basis or upon request:

------------------- --------------------
REPORT / DOCUMENT   FREQUENCY / DEADLINE
----------------------------------------
        [*]                 [*]
-------------------------------
        [*])                [*]
-------------------------------
        [*]                 [*]
-------------------------------
        [*]                 [*]
-------------------------------

9.       Product Specific Quality Requirements/Quality Standards

         Endwave shall meet product specific quality requirements set forth in the following Nokia Quality Standards:

         NEMS:    NOKIA ELECTRONICS & MECHANICAL STANDARDS (instructions and standards for use in
         mechanical design and manufacture).

         NESS:    NOKIA ELECTRONICS STANDARDS & SPECIFICATIONS.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       2.

         (instructions and standards that are to be adhered to when defining and using materials and electronic components).

         EAU/ EAR:

         (general Nokia standards relating to both electrical and mechanical sub-contract assembly).

MIL (-STD):       MILITARY STANDARD (US)

---------------------------------------------------
 NEMS                NESS                     EAU
---------------------------------------------------
1800/8            NESS099B56                SAY0045
---------------------------------------------------
               NESS09964 (Note 1)
---------------------------------------------------
                  NESS099C2
---------------------------------------------------
                  NESS099C20
---------------------------------------------------
                  NESS100D0
---------------------------------------------------
                  NESS200C0
---------------------------------------------------
                  NESS500_3
---------------------------------------------------

Note 1: Notwithstanding the above, the use of Rogers 4003 (TM) has been approved by Nokia.

------------------------------------------------------------------------------
MIL                                                              IPC
------------------------------------------------------------------------------
-STD-883E-2XXX                                          -A-610-rev C (Class 2)
------------------------------------------------------------------------------
2003.7 Solderability                                            -A-600
------------------------------------------------------------------------------
2004.5 Lead Integrity
------------------------------------------------------------------------------
2009.9 External Visual
------------------------------------------------------------------------------
2010 Visual
------------------------------------------------------------------------------
2011.7 Bond Strength (Dest.)
------------------------------------------------------------------------------
2017.7 Internal Visual (Hybrid)
------------------------------------------------------------------------------
2019.5 Die Shear Strength
------------------------------------------------------------------------------
2024.2 Lid Torque for Glas-Frit-Sealed Pack.
------------------------------------------------------------------------------
2025.4 Adhesion of Lead Finish
------------------------------------------------------------------------------
2029 Ceramic Chip Carrier Bond Strength
------------------------------------------------------------------------------
2032.1 Visual Insp. of Passive Elements

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       3.

                                   APPENDIX 4

                             WARRANTIES AND SUPPORT

1.       REPAIRS AND REPLACEMENTS WITHIN THE WARRANTY PERIOD

1.1 The defective Parts shall be delivered to Seller for warranty repair or replacement. The Parts may be sent to Seller by Buyer or by any of Buyer's authorised services. After the warranty repair or in case of replacement, each repaired and/or replaced Part shall be delivered by Seller to the address from where the Part was sent by Buyer, unless otherwise expressly requested by Buyer or by its authorised service.

1.2 If Seller proves that the defect is of the kind not covered by the warranty set forth under Clause 16 of the Agreement, then Seller shall inform Buyer thereof in writing within a period of five days from the date of receipt of the respective Part by Seller.

1.3 Any delivery of defective and repaired/replaced Parts by Buyer to Seller, and by Seller to Buyer shall be made at the cost of Seller. The risk of loss for any defective or repaired Parts will remain with Seller at all times. If Seller replaces a Part, the risk of loss for the replacement Part will pass to Buyer upon Delivery of the replacement Part.

2.       REPAIRS, IF THE WARRANTY IS NOT VALID

2.1      Provided that Buyer agrees to purchase a [*]

2.2 The defective Parts shall be delivered to Seller for repair or replacement. The Parts may be sent to Seller by Buyer or by any of Buyer's authorised services. After the repair or in case of replacement, each repaired and/or replaced Part shall be delivered by Seller to the address from where the Part was sent by Buyer, unless otherwise expressly requested by Buyer or by its authorised service.

2.3      The [*]

2.4 After the Warranty Period, the transport, freight and packing/packaging costs, including local duties and fees, as well as the insurance costs to the given delivery address are to be borne by the sending party and are not to be charged from the receiving party.

The term of delivery is [*]

3.       TURNAROUND TIME AND SERVICE LEVEL PERFORMANCE

3.1 Seller will use reasonable efforts to deliver all repaired or replaced Parts to Buyer or to Buyer's authorised service in accordance with Clause 1.1 and Clause 2.2 within a target turn-around time of [*] calendar days. Seller shall confirm the delivery date and notify of possible changes. The Seller shall report related fault analysis and corrective actions to Buyer within [*] calendar days.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

3.2 Without prejudice to any of the obligations of Seller hereunder, Seller undertakes to provide repair/replacement service at a service level, which is more [*]. The service level performance is measured on monthly basis against agreed standard turnaround time.

-----------------------------------------------------------------------------------------
             SERVICE                     TURNAROUND TIME &SERVICE LEVEL PERFORMANCE
-----------------------------------------------------------------------------------------
Repair / replacement                Within [*] calendar days in at least [*] of all cases
-----------------------------------------------------------------------------------------
Complete Fault analysis and         Within [*] calendar days in at least [*] of all cases
corrective actions reporting
-----------------------------------------------------------------------------------------

Service Level   =       # of units repaired/replaced within turnaround time per month  x 100
Performance             -------------------------------------------------------------
                        total # of units sent to be repaired/replaced per month

Turnaround Time   =      the period from the date of receipt of faulty Part by Seller to the date of shipment by Seller of the repaired/replaced Part to Buyer

4.       TECHNICAL SUPPORT AND DOCUMENTS

4.1 [*] from the last delivery of each kind of Part. Such support services shall include, without limitation, the availability of continuous system engineer backup, repair services, and replacement services. The reasonable prices for (and the price validity of) the support services shall be mutually agreed. The provision of such services shall be subject to a specific order submitted by Buyer to Seller and to a separate support contract.

         The prices, and the validity of such prices, for the repairs outside the warranty, for the emergency repair and replacement service, for the on-site repair service and for the spare parts supplied under this Appendix 4 shall be agreed separately.

4.2 Seller shall provide all test data to Buyer reasonably required to validate performance of the potentially defective Parts, if requested.

4.3 Seller shall provide test data to Buyer to make it possible to validate the repaired parts, if requested.

4.4 Buyer shall be entitled to purchase a tester from Seller for functional testing of the Parts at a reasonable price.

4.5 [*] the last delivery of each kind of Part the information contained in the respective documentation (including without limitation complete operation and maintenance documents) delivered by Seller to Buyer is sufficient, complete and adequate for the proper operation and maintenance of the Part by duly trained personnel of Buyer, and Seller shall provide Buyer with updates to such documentation accordingly.

5.       REPORTING OF THE REPAIRS AND REPLACEMENTS

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       2.

5.1 Each delivery of a repaired or replaced Part by Seller shall include a written repair report with the following information:

         (1) Identification and the serial number of each repaired or replaced Part; and

         (2) Fault analysis and corrective actions performed by Seller on each Part; and

         (3) Return received date and name of the person responsible of repair

         (4) Whether the repair or replacement performed by Seller falls under the warranty or not; and

         (5) The applicable price, if the repair/replacement is performed outside the warranty.

5.2 Seller shall give detailed, written Quality report to Buyer on monthly basis according to the Appendix 3.

5.3 At any time, upon request by Buyer, Seller shall be able to check and report to Buyer the status of any Part sent by Buyer to be repaired or replaced by Seller.

6.       SPARE PARTS/NEW UNITS

6.1 Spare/new parts to each kind of Part will be available for a period [*] years from the last delivery of such Part. Without prejudice to the foregoing, if Seller discontinues the manufacture of any spare part, it shall inform Buyer in writing thereof at [*] months prior to the discontinuation, and Seller shall obtain, license or otherwise provide for Buyer a source of supply for such discontinued spare parts at then-current prices and with reasonable delivery times.

6.2 In the event of termination of the Agreement for any reason, Buyer may order adequate quantities of spare/new parts.

6.3 Seller shall use commercially reasonable efforts to maintain a sufficient inventory of the Parts and/or sub-units in order to comply with the turnaround times set forth in this Appendix 4. The sufficient inventory depends on the reliability and availability values of the Parts. The MTBF (Mean time Between Failure) figures for the Parts are set forth in Appendix 2 (Specifications) to the Agreement.

7.       FIELD RETURN PROCESS

7.1      Return of defective parts (Field Returns)

         LOCAL BUYER returns the Part to SELLER upon having proven them to the extent possible to be defective.

         The LOCAL BUYER shall request a Return Material Authorization (RMA) number from SELLER and receive the RMA number prior to returning any Parts. The RMA number shall be issued within [*] days of request from LOCAL BUYER.

         No Credit Notes will be issued for any Field Return Parts.

         The LOCAL BUYER shall issue a RETURN NOTE (proforma invoice) and send a copy to the SELLER.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       3.

         The RETURN NOTE shall include the following information:

         -        SELLER's RMA number

         -        LOCAL BUYER contact information

         -        SELLER contact information

         - LOCAL BUYER's Non-Conforming Materials (NCM) reference number (if applicable)

         - Purchase order number under which the Parts were bought (if applicable)

         - Description of the returned material (LOCAL BUYER's part number & description)

         -        Quantity of Parts returned

         -        Description of the defect

         -        Serial numbers of returned Parts

         -        Total value of returned material

         -        Packing information (quantities, weights, dimensions)

         -        Country of Origin

8.       COMPENSATION FOR FIELD RETURN REPAIRS OUTSIDE THE WARRANTY TIME

         All payments for any field return repairs shall be made 45 days from time of issuing the invoice for out of warranty repair.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       4.

                                   EXHIBIT 4.1

1)       PRICES

----------------------------------------------------------
UNIT DESCRIPTION          NOKIA ITEM CODE     REPAIR PRICE
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------
    MWU [*]                    [*]                [*]
----------------------------------------------------------

-2)      CONTACT INFORMATION FOR REPAIR SERVICES

         NOKIA'S AUTHORIZED SUBCONTRACTOR:

         [*]
         Repair Center
         [*]
         [*]
         FINLAND

         Contact persons [*]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       5.

                              LOGISTICS APPENDIX 5

                      MADE AND ENTERED INTO BY AND BETWEEN

                                NOKIA CORPORATION
                                 Nokia Networks

                                       AND

                               ENDWAVE CORPORATION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

CONTENTS

1 SCOPE AND OBJECTIVE

2 FORECASTING
2.1      FORECAST
2.2      COMMITMENT TO FORECAST

3 INBOUND LOGISTICS MODES OF OPERATION
3.1      STANDARD PURCHASE ORDER
3.2      MATERIALS EXECUTION NOKIA OPERATED WAREHOUSE, [*]
3.2.1    DEFINITION
3.2.2    DESCRIPTION OF THE MODE OF OPERATION

4 FLEXIBILITY AND TERMS OF REPLENISHMENT

5 TERMS OF DELIVERY AND PASSING OF TITLE

6 PACKAGING REQUIREMENTS

7 PACKING LIST REQUIREMENTS

8 TRANSPORTATION

9 CUSTOMER REJECTED PARTS AND PARTS (MATERIAL) RETURNS
9.1      FACTORY RETURNS
9.1.1    RETURN OF DEFECTIVE PARTS (FACTORY RETURNS)
9.1.2    COMPENSATION FOR DEFECTIVE PARTS (FACTORY RETURNS)
9.2      FIELD RETURNS

10 TERMS OF PAYMENT

11 INVOICING
11.1     SELF-Billing
11.2     STANDARD PURCHASE INVOICE

12 FINAL PROVISIONS

SCHEDULE 1 LIST OF PARTS, METHODS FOR FORECASTING, ORDERING AND DELIVERING,
           FLEXIBILITY AND BUFFERS IN THE CONSIGNMENT MODE OF OPERATION

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

CONFIDENTIAL                                                                   3
Purchase Agreement No. 1201000
Appendix 5

This LOGISTICS APPENDIX is made and entered into this _____ day of, 2003 by and between

NOKIA CORPORATION, represented through its Nokia Networks business group, a public limited liability company incorporated in Finland, having its registered address at Keilalahdentie 4,FIN-00045 Nokia Group, business identity code 0112038-9, including its Affiliates (hereinafter referred to as the LOCAL BUYER or "Nokia"),

AND

ENDWAVE CORPORATION, a company incorporated in Delaware, USA with its principal office at 990 Almanor Avenue, Sunnyvale, CA 94085, USA. (Hereinafter referred to as the "SELLER").

The LOCAL BUYER and the SELLER may hereinafter be jointly referred to as the "Parties".

1 SCOPE AND OBJECTIVE

This Logistics Appendix is incorporated by reference into the Purchase Agreement No. 1201000 entered into between LOCAL BUYER and SELLER on (hereinafter referred to as "Purchase Agreement").

The object of this Logistics Appendix is to identify the procedures for forecasting, ordering, shipping and invoicing the Parts listed in Schedule 1 to this Logistics Appendix ("Schedule 1") between LOCAL BUYER and SELLER in order to specify the procedures unique to that particular site which are not otherwise covered by the Purchase Agreement.

In case of any discrepancies between the Purchase Agreement and this Logistics Appendix, the text of the Purchase Agreement shall prevail.

This Logistics Appendix shall not create any obligation for LOCAL BUYER to purchase any particular quantity of Parts from SELLER until a specific order has been placed for the Parts by LOCAL BUYER, except as specified in Schedule 1,

The Parties acknowledge that this Logistics Appendix does not govern the forecasting, ordering, shipping or invoicing logistics for any sites of LOCAL BUYER or SELLER other than LOCAL BUYER's manufacturing site located at NOKIA CORPORATION, NOKIA NETWORKS, ESPOO PLANT, KARAPORTTI 8, FIN-02610 ESPOO, FINLAND AND LOCAL BUYER'S CURRENTLY AUTHORISED SUBCONTRACTOR FOR SERVICES (AS SET FORTH IN APPENDIX 4 - WARRANTIES AND SUPPORT), and SELLER's facilities located at ENDWAVE CORPORATION, 990 ALMANOR A VENUE, SUNNYVALE, CA 94085, USA AND 6425 CAPITOL AVENUE, DIAMOND SPRINGS, CA, USA, or any other SELLER designated facility, subject to Clause 13.4 of the Purchase Agreement. In addition, the Parties acknowledge that this Logistics Appendix does not govern the forecasting, ordering, shipping or invoicing for any parts other than those Parts listed in Schedule 1 to this Logistics Appendix ("Schedule 1")

2 FORECASTING

2.1 FORECAST

LOCAL BUYER agrees to provide real time access to the forecast of its anticipated purchasing needs to the SELLER, in order to permit the SELLER to plan for an adequate manufacturing capacity.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

CONFIDENTIAL                                                                   4
Purchase Agreement No. 1201000
Appendix 5

The forecast provided by the LOCAL BUYER to the SELLER shall not be regarded as binding upon the LOCAL BUYER under any circumstances.

The forecasting principles (e.g. existence, content, time period and method of the forecast) for each Part governed by this Logistics Appendix are contained in
Schedule I.

2.2 COMMITMENT TO FORECAST

The Parties hereto acknowledge that forecasts provided by Buyer to Seller, are regarded as estimates only based on the best assumptions of Buyer and they are provided for Seller's planning purposes. Purchase estimates shall not be regarded as binding purchase orders under any circumstances. Buyer shall be under no obligation to purchase any specific quantity of the Parts from Seller, unless otherwise expressly agreed in Appendix 1.

[*] the [*] of [*] of [*] will [*] and [*] at [*] will be [*] by [*] the [*] and [*] as [*] in [*].

3 INBOUND LOGISTICS MODES OF OPERATION

3.1 STANDARD PURCHASE ORDER

In addition to obtaining Parts pursuant to the model described in Clause 3.2 of this Logistics Appendix, LOCAL BUYER shall have the option to order Parts from the SELLER under the Spot Order method. In such instances, LOCAL BUYER shall submit single purchase orders to SELLER for the purchase of Parts. A single purchase order shall specify Part numbers, order quantities, delivery dates, delivery address and specific order number for the Parts to be ordered hereunder. SELLER shall deliver the ordered Parts on the date specified on the purchase order and in accordance with the terms and conditions specified in the Purchase Agreement.

3.2 MATERIALS EXECUTION NOKIA OPERATED WAREHOUSE, [*] WITH [*]

3.2.1 DEFINITION

Materials Execution (MEX) Nokia Operated Warehouse, [*] with [*] is a [*] in which [*] to [*] and [*] in [*] and to [*] to an [*] with [*]. The delivery shall be made to a LOCAL BUYER plant. The ordering and other communication between the LOCAL BUYER and SELLER is managed by utilizing Web-solutions or by other mutually agreed way.

[*] are held on the LOCAL BUYER's premises but owned by the SELLER.

The title of all [*] shall transfer to the BUYER when the Part is [*]. All [*] in the [*] at [*] from [*] from [*] by [*]. The SELLER will invoice the LOCAL BUYER and the LOCAL BUYER shall pay for all unites held by the LOCAL BUYER longer than [*] months from date of shipment from the SELLER. LOCAL BUYER shall not have any obligation to buy [*] of [*].

SELLER reserves the right to enter the LOCAL BUYER's [*] with a [*]-hour prior notice to LOCAL BUYER and during normal business hours.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       4.

CONFIDENTIAL                                                                   5
Purchase Agreement No. 1201000
Appendix 5

The SELLER, at the LOCAL BUYER's [*], may perform quarterly inventory counts. At year-end, the LOCAL BUYER shall supply the SELLER with a written confirmation of inventory balances. For quarterly confirmation purposes, inventory on hand at the LOCAL

BUYER's [*] at LOCAL BUYER'S time will be considered SELLER inventory.

3.2.2 DESCRIPTION OF THE MODE OF OPERATION

The SELLER is responsible for evaluating the LOCAL BUYER's inventory parameters and current inventory on hand and making decisions whether SELLER needs to replenish the consigned inventory held on the LOCAL BUYER's premises or not. It is the responsibility of the SELLER to maintain inventory levels within the parameters. Inventory information is sent regularly by LOCAL BUYER and contains agreed Min/Max inventory parameters, Inventory on Hand in the consignment and last receipts information. LOCAL BUYER will endeavor to send Inventory Report on mutually agreed basis. For accounting and bookkeeping purposes the LOCAL BUYER will raise a frame order for all Parts held in the consignment.

The SELLER is responsible for creating serial numbers according to the parameters that have been previously mutually agreed to.

LOCAL BUYER will physically hold the consigned Parts on its premises. LOCAL BUYER shall take care of the day-to-day materials handling. The LOCAL BUYER is responsible for insuring the consigned Parts on behalf of Seller and will indemnify Seller for any damages causes to the Parts at the [*] location. The LOCAL BUYER is responsible for miscalculations of the units by LOCAL BUYER and all loss or damage caused to the Parts after they have been loaded for shipment at the SELLER' s facilities. The SELLER is responsible for miscalculations of the units by SELLER and any loss or damage caused to the Parts before the Parts are loaded for shipment.

4 FLEXIBILITY AND TERMS OF REPLENISHMENT

SELLER is committed to maintain its ability to replenish the Parts according to the Flexibility Schedule agreed between LOCAL BUYER and SELLER and specified in
Schedule 1. The flexibility requirements define the quantity of Parts above the given basic level the SELLER shall be ready to replenish.

Schedule 1 specifies the basic level flexibility requirement and the flexibility requirements for each Part governed by this Logistics Appendix.

If SELLER cannot replenish the Parts in accordance with the agreed replenishment times (Schedule 1) then SELLER shall as soon as SELLER becomes aware of the delay inform LOCAL BUYER about:

(a) Identification of which kind and what quantities of the Parts will be delayed;

(b) The anticipated duration of delay for each kind and quantity;

(c) The cause(s) of the delay;

(d) The actions that SELLER is taking and will take to remedy or shorten the delay; and

(e) A proposal, subject to mutual agreement, of a new replenishment date for each kind and quantity of the delayed Parts.

In order to avoid any further replenishment delay, SELLER shall use best efforts (such as, but not limited to, expedited freight), at the cost of SELLER, to minimize the possible delay.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       5.

CONFIDENTIAL                                                                   6
Purchase Agreement No. 1201000
Appendix 5

If the consignment stock is reduced below the minimum level, the replenishment time to get back to the minimum level will be mutually agreed to.

SELLER is not responsible for delays due to shipping after calling for a pick-up, delivery or Customs delays.

5 TERMS OF DELIVERY AND PASSING OF TITLE

Terms of delivery, passage of title, and risk of loss, between LOCAL BUYER and SELLER are set forth in the Purchase Agreement.

The prices for the Parts are determined by Appendix 1 to the Purchase Agreement.

6 PACKAGING REQUIREMENTS

In case of consignment deliveries, all Part markings and traceability principles shall be according to the LOCAL BUYER's Standard Operating Procedures. Shipping packages shall be clearly marked with the text: "Consignment".

The SELLER shall use reasonable efforts to use recyclable packaging. Empty packaging at LOCAL BUYER shall be returned weekly by LOCAL BUYER to SELLER at SELLER's expense, in a condition allowing re-use, if requested by SELLER.

7 PACKING LIST REQUIREMENTS

All packaging must be bar-coded as defined by LOCAL BUYER. The packing list must include the following information:

1. SELLER's name and mailing address.

2. LOCAL BUYER's name and address:

                  Delivery address.

                  Mailing and invoicing address.

                  Precise location (for example production line, door number or warehouse).

3. LOCAL BUYER frame order number (in written and barcode form).

4. LOCAL BUYER's frame order position (in written and barcode form).

5. Identification information for the goods:

                  LOCAL BUYER code (in written and barcode form).

                  Manufacturer type.

6. Item quantity (in written and barcode form).

7. Quantity of packages.

8. Text 'Consignment' (In consignment deliveries)

9. Terms of delivery [*].

10. Date of packing List.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       6.

CONFIDENTIAL                                                                   7
Purchase Agreement No. 1201000
Appendix 5

11. Serial number or Production date or other traceable code (in written and barcode form).

12. Packing list number (in written and barcode form).

Only Parts sharing the same Part code may be packed together in a single package; however, the delivery package (Master carton) may contain several separately packed single-Part code packages, provided that the delivery package also conforms to the requirements set forth in this Logistics Appendix.

8 TRANSPORTATION

LOCAL BUYER's forwarding agents/ transportation companies are listed below.

SELLER's forwarding agents / transportation companies are listed below.

FACTORY ADDRESS   FORWARDER/ TRANSPORTATION CONTACT DETAILS
            COMPANY

Nokia Corporation  [*]      [*]
Nokia Networks       Company
Karaportti 8, FIN-02610
Espoo, Finland

9 CUSTOMER REJECTED PARTS AND PARTS (MATERIAL) RETURNS

Defective Parts (new built) can be found at the LOCAL BUYER during incoming inspection, assembly and/or final testing. If the Parts are returned to the SELLER they are referred to as Factory Returns. If the Parts are found to be defective in the field (at final customer/user) they are returned to the LOCAL BUYER or its currently authorized subcontractor for services. If LOCAL BUYER returns those Parts to the SELLER they are referred to as Field Returns. These two cases are to be handled separately.

9.1 FACTORY RETURNS

In case of any factory return the LOCAL BUYER reserves the right to instantly compensate any such return with a new Part from the consignment stock to prevent production losses. LOCAL BUYER shall include to the extent possible any such compensation in the weekly forecast.

9.1.1 RETURN OF DEFECTIVE PARTS (FACTORY RETURNS)

The LOCAL BUYER shall return the Part upon having proven it, to the extent possible, to fail to conform to the Specifications, the Quality Requirements or the Environmental Requirements. The Parts return process is done separate from the consignment stock. In case of subsequent customer shipment of this Part the Part may have a new serial number issued by SELLER.

The LOCAL BUYER shall request a Return Material Authorization (RMA) number from SELLER and receive the RMA number prior to returning any Parts. The RMA number shall be issued within [*] days of request from LOCAL BUYER.

The LOCAL BUYER shall issue a RETURN NOTE and send a copy to the SELLER.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       7.

CONFIDENTIAL                                                                   8
Purchase Agreement No. 1201000
Appendix 5

     The RETURN NOTE shall include the following information:

     - SELLER's Returned Goods (RG) reference number (if obtained without delay)

     -    LOCAL BUYER contact information

     -    SELLER contact information

     - LOCAL BUYER's Non-Conforming Materials (NCM) reference number (if applicable)

     -    SELLER's RMA number

     - Purchase order number under which the Parts were bought (if applicable)

     - Description of the returned material (LOCAL BUYER' s part number & description)

     -    Quantity of Parts returned

     -    Description of the defect

     -    Serial numbers of returned Parts

     -    Total value of returned material to be compensated by the SELLER

     -    Packing information (quantities, weights, dimensions)

The expense of the Parts return shall be billed directly to SELLER via its specified carrier.

Following inspection by SELLER, should the Parts be deemed to be No Fault Found or indisputably deemed to be damaged by LOCAL BUYER, SELLER reserves the right to invoice LOCAL BUYER for the shipping costs involved.

9.1.2 COMPENSATION FOR DEFECTIVE PARTS (FACTORY RETURNS)

The compensation for defective Parts returned by LOCAL BUYER shall be by Credit
Note issued by SELLER. The Credit Note shall be issued within [*] business days of the returned Parts being received by SELLER and shall correspond to LOCAL BUYER's Return Note, referencing the Non-Conforming Material (NCM) number contained therein.

As the SELLER issues the Credit Note the title of Parts is passed to the SELLER. All repaired Parts shall be returned to the consignment stock according to the flexibility requirement as specified in this Logistics Appendix Schedule 1.

SELLER reserves the right to invoice LOCAL BUYER a mutually agreed inspection fee for Parts indisputably deemed damaged by LOCAL BUYER or deemed to be No Fault Found.

9.2 FIELD RETURNS

AS SET FORTH IN APPENDIX 4 -WARRANTIES AND SUPPORT

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       8.

CONFIDENTIAL                                                                   9
Purchase Agreement No. 1201000
Appendix 5

10 TERMS OF PAYMENT

All payments under the [*] mode of operation shall be made [*] days from the date of creation of the Self Billing Invoice (at LOCAL BUYER), subject to Nokia Bank Link Policy as defined in the Purchase Agreement. The creation of the Self
- Billing invoice is [*] days from transfer of title from SELLER to LOCAL BUYER of the Parts.

In the event that payment is not made with in such [*] days, LOCAL BUYER shall pay a penalty of [*] per cent per annum, not to exceed the rate of [*] per cent per month, of the amount owed to SELLER.

11 INVOICING

11.1 SELF-BILLING

Self-billing may be used as part of any Inbound Logistics mode of operations. In this case the invoicing between the LOCAL BUYER and SELLER is managed by utilizing EDI (Electric Data Interchange) and/or Web-solutions or by other mutually agreed way.

SELLER will get a report from LOCAL BUYER according to consumed Parts from stock [*] according to which the payment is done to SELLER within the term of payment and agreed contract price. Parts are considered to be consumed when they are moved from consignment stock to LOCAL BUYER's use. Even when self-billing is used SELLER must send a pro forma invoice for customs clearance with each shipment.

The self-billing report shall include the following information:

-        Self-billing number

-        Consignee, LOCAL BUYER

-        Vendor account number

-        Terms of payment (days)

-        Name of bank

-        Blocked quantity

-        LOCAL BUYER part number & description

-        VAT - code, value and percentage

-        Material description

-        Unit of measure

-        Value defined in the purchasing
         agreement with LOCAL BUYER and SELLER
         at the time of consumption

-        Invoiced quantity

-        Invoicing currency and it's
         international abbreviation

-        Material consumption time (dd.mm.yy-dd.mm.yy)

-        SELLER's contact information

-        VAT number

-        Bank

-        Account number

-        Description of goods:

-        SELLER's part number

-        Total amount to be paid

-        Quantity used

-        One invoice line of one transaction

-        Received quantity

-        Blocked quantity

Self-billing requires agreement and capabilities from LOCAL BUYER and SELLER. Also local authorities need to approve self -billing procedure.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       9.

CONFIDENTIAL                                                                  10
Purchase Agreement No. 1201000
Appendix 5

11.2 STANDARD PURCHASE INVOICE

     The invoice shall include the following information:

     -    Invoicing address:

          -    Please do not specify a person's name

          -    Please specify "NET/LOCAL BUYER"

     -    Purchase order number(s) per line item

     -    Terms of payment (days)

     -    Bank

         -    Name of bank

         -    Account number

     -    SELLER's contact information

     -    Delivery or shipment day

     -    Country of origin and dispatch (FOR EU DELIVERIES ONLY)

          -    Goods are in free circulation within the EU countries

          Or

          -    Goods are not in free circulation within the EU countries

     -    Description of goods:

          -    LOCAL BUYER part number & description

          -    SELLERS's part number

     -    Domestic invoices:

          -    tax free price

          -    added value tax and percentage

     -    Invoicing currency and it's international abbreviation

     -    VAT-code

     -    SELLER's customer number for LOCAL BUYER

     -    Bar code for domestic invoices (if applicable)

     -    Shipment details

          -    Net and Gross weight

          -    Dimensions of each package

          -    Number of packages

     -    Terms of delivery [*]

     -    Waybill number

     -    Forwarder and it's representative in the country of departure

     -    Customs tariff code

     -    Packing list number

12. FINAL PROVISIONS

Any modifications or amendments to the text of this Logistics Appendix must be made in writing and signed by authorized representatives of both Parties. However, the Parties acknowledge that Schedules are intended to be revised periodically and to the extent that such revisions do not conflict with the terms of the Purchase Agreement or this Logistics Appendix, updated versions of Schedules may be issued upon the signatures of authorized representatives of both Parties and without requiring a formal amendment either to this Logistics Appendix or to the Purchase Agreement.

All times specified in this Logistics Appendix are based on LOCAL BUYER's time zone.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       10.

CONFIDENTIAL                                                                  11
Purchase Agreement No. 1201000
Appendix 5

This version 3.0.0, updated upon signature of both Parties, below, cancels and supersedes all prior versions of this Logistics Appendix or any forecast or commitment schedules issued with regard to the Parts covered by this Logistics Appendix.

LOCAL BUYER:                               SELLER:

NOKIA CORPORATION                          ENDWAVE CORPORATION
Nokia Networks

By: _________________________________      By: __________________________

Name: _______________________________      Name: ________________________

Title: ______________________________      Title: _______________________

Date: _______________________________      Date: ________________________

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       11.

CONFIDENTIAL

SCHEDULE 1

LIST OF PARTS, METHODS FOR FORECASTING, ORDERING AND DELIVERING, FLEXIBILITY REQUIREMENTS FOR CONSIGNMENT STOCK

ENDWAVE

   Part                                     Commitment
Nokia code     Description      Frequency   existence   Forecasting       Content      Time frame    Frequency
----------     -----------      ---------   ----------  ----------        -------      ----------    ---------
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly
   [*]       microwave module      [*]          no       DV-report     weekly demand       [*]         daily
                                                                                                       weekly

   Part                       Ordering                                                        Delivering
Nokia code    Tool          Notification             Tool          Frequency                    Method
----------    ----          ------------             ----          ---------                  ----------
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla
   [*]       T-tool      consumption report   fax/ e-mail/ T-tool    daily    stock replenishment against frame order
             copla

   Part                                            Flexibility
Nokia code          Notification                  requirements          Frequency
----------          ------------                  ------------          ---------
   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   [*]       advise note (if applicable)     min and max stock size        TBD

   Part        Packing      Consignment       Consignment        Replenishment
Nokia code      size         min. qty          max. qty      time (of minimum stock)
----------     -------      -----------       -----------    -----------------------
   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

   [*]        10/20 pcs          [*]               [*]                 [*]

                                 ---               ---
                  total          [*]               [*]
                                 ---               ---

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

               INSURANCE REQUIREMENTS APPENDIX (01/2002, US-SMALL)

SELLER shall meet and comply with the following "Insurance Requirements", as stated in this Insurance Requirements Appendix (this "Appendix"):

1.       SELLER's Obligations

         a. SELLER shall carry and maintain in full force and effect during the term of the parties' agreement(s) at least the minimum insurance coverages stated in Section 2 below.

         b. All insurance policies providing such coverage must be written on an occurrence basis for worker's compensation and employer's, commercial general, commercial automobile and umbrella liability coverage and on a claims made basis for professional/errors and omissions and software errors and omissions coverages. SELLER's insurance is primary to any valid collectible insurance carried by the Additional Insureds (defined below).

         c. The insurer(s) providing such coverages must be licensed and admitted in the state(s) of SELLER's operations and performance of the parties' agreement(s), and have a rating of "A-" and policyholder's surplus size "VII" or better as listed in the then-current Best's Insurance Report published by A.M. Best Company, Inc., or equivalent rating from Standard & Poors or Moody's.

         d. The Commercial General Liability and Umbrella Liability insurance coverages shall protect SELLER and NOKIA and each of the Additional Insureds, where applicable, from and against claims against SELLER and/or NOKIA for damages for personal injury, property damage, bodily injury, including without limitation, mental distress and anguish, and death, which may be sustained by or made against SELLER, NOKIA, their respective directors, officers, employees and agents, affiliates or sustained by any third parties, unless claims are wholly due to the gross negligence or willful misconduct of NOKIA.

2.       Minimum Insurance Coverage

         The required minimum insurance coverages and limits which SELLER shall obtain and maintain shall include the following:

         2.A.     Worker's Compensation and Employer's Liability:

                  2.A.1.   Coverage A -- Statutory Benefits

                           Coverage for liability imposed under the Workers' Compensation laws or similar provisions of the state(s) in which SELLER is performing work to fulfill obligations under the parties' agreement(s), including exempt employees.

                  2.A.2.   Coverage B -- Employer's Liability

                           Limits of at least:   [*] Bodily Injury by Accident
                                                 [*] Bodily Injury by Disease
                                                     - Policy Aggregate
                                                 [*] Bodily Injury by Disease
                                                     - Each Employee

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                  2.A.3.   Extensions of Coverage

                           2.A.3.1. Other States Insurance Coverage

                           2.A.3.2. Federal Workers' Compensation Act Coverage
                                    (as applicable)

                           2.A.3.3. Proprietors, Partners and Executive Officers
                                    Coverage

         2.B.     Commercial General Liability:

                  2.B.1.   Required Coverage Limits

                           The following coverages shall have the following minimum limits, exclusive of defense costs, which shall be paid under the insurance policy outside the limits:

                           [*] General Annual Aggregate

                           [*] Products/Completed Operations Annual Aggregate

                           [*] Personal and Advertising Injury Annual Aggregate

                           [*] Each Occurrence [*] Medical Payments

                  2.B.2.   Extensions of Coverage

                           2.B.2.1. Duty to Defend

                           2.B.2.2. "Pay on behalf of" wording

                           2.B.2.3. Contractual Liability Coverage

                           2.B.2.4. Separation of Insureds

                           2.B.2.5. Worldwide Coverage

         2.C.     Commercial Automobile Liability:

                  2.C.1.   Required Coverage Limits

                           [*] Combined Single Limit Each Accident (Bodily
                               Injury/Property Damage)

                  2.C.2.   Extensions of Coverage

                           Coverage for all owned, hired and non-owned motor vehicles

         2.D.     Umbrella Liability:

                  2.D.1.   Required Coverage Limits

                           [*] Each Occurrence

                  2.D.2.   Coverage

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       2.

                           Excess of Employer's Liability, Commercial General Liability and Commercial Automobile Liability insurance policies, including all coverages and extensions of coverage

                  2.D.3.   Extensions of Coverage

                           2.D.3.1. Duty to Defend

                           2.D.3.2. "Pay on behalf of" wording

The minimum amounts of insurance required in this Section 2 may be satisfied by SELLER purchasing primary coverage in the amounts and coverages specified, or a separate umbrella or excess policy together with a lower limit primary underlying coverage. The structure of coverage is at SELLER's option so long as the total amount of insurance meets these minimum requirements.

3.       Retentions

         Any deductibles, self-insured retention loss limits, retentions or similar obligations (collectively, "Retentions") must be disclosed on the certificate of insurance provided to NOKIA. Payment of all Retentions shall be the sole expense obligation of SELLER.

4.       Additional Insured

         a. SELLER shall have NOKIA (including its parent, subsidiary, affiliated and managed entities), its directors, officers and employees, agents and assigns named as additional insureds (collectively, the "Additional Insureds") under each General Liability, Automobile Liability and Umbrella Liability insurance policy obtained by SELLER pursuant to the requirements contained in this Appendix. Such additional insured status shall be procured and evidenced by an "Additional Insured Endorsement" and shall cover the Additional Insureds for any and all claims and legal proceedings of any kind whatsoever arising out of SELLER's work or operations (including the sale of goods to NOKIA) performed by or on behalf of NOKIA, except for claims caused by the gross negligence or willful misconduct of Nokia. Such Additional Insured Endorsement shall provide that such insurance is primary and shall not contribute with any insurance or self-insurance that NOKIA has procured to protect itself unless claims are wholly due to the gross negligence or willful misconduct of NOKIA.

         b. Each of the insurance limits required by this Appendix shall be fully paid and exhausted before NOKIA, including any and all of NOKIA's separate insurance coverage, if any, including NOKIA's umbrella and/or excess insurance policies, if any, becomes involved in the defense or payment of any claim or legal proceeding. NOKIA's separate insurance coverages, if any, shall be excess over any insurance afforded by SELLER in compliance with the terms of this Appendix.

5.       Waiver of Subrogation

         Where permitted by law, SELLER waives and will require its insurers to waive all rights of subrogation and recovery against the Additional Insureds, whether sounding in contract, tort (including negligence and strict liability) or otherwise, unless such damages are caused in

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       3.

         whole or in part due solely to the gross negligence or willful misconduct of NOKIA, or acts or omissions of NOKIA triggering strict liability.

6.       Proof of Insurance

         a. Before commencement of the parties' agreement(s) and prior to NOKIA having any obligation to pay SELLER whatsoever, SELLER shall provide to NOKIA a certificate of insurance (ACCORD Form 25-S (1/95), or the latest edition) signed by a duly authorized officer or agent of the insurer certifying that the minimum insurance coverages set forth in Section 2 of this Appendix are in effect. Further, the certificate of insurance must state that NOKIA will receive at least 30 days' written notice of policy cancellation, non-renewal or material modification. SELLER shall thereafter provide NOKIA, at least 30 days' prior to the expiration date of the cancelled, non-renewed or materially modified policy, written evidence by an insurance certificate that such policy has been replaced, renewed or modified with no lapse in coverage by another policy which meets the minimum insurance coverages set forth in Section 2 of this Appendix. If SELLER does not provide NOKIA with such certificates of insurance within 30 days after the date of the parties' agreement(s) and after each policy renewal thereafter, then NOKIA may (i) suspend payments to SELLER until evidence of required coverage is provided or (ii) terminate the parties' agreement(s) or any then-current statement(s) of work, work order(s), etc.

         b. NOKIA's approval of any of SELLER's insurance coverages does not relieve or limit any of SELLER's obligations under the parties' agreement(s), including, but not limited to, liability under the indemnification and defense provisions of the parties' agreement(s) for claims exceeding required insurance limits.

         c. In no event shall NOKIA's allowing SELLER to begin or complete its obligations under the parties' agreement(s), or acceptance of any such performance or payment therefor, be construed as a waiver of NOKIA's right to assert a claim against SELLER for breach of SELLER's obligations under this Appendix, or declare SELLER in default of the parties' agreement(s) for failure to comply with any of SELLER's obligations under this Appendix, all and each of which are deemed material.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       4.

[NOKIA LOGO]                                                                1(6)
Purchase Agreement Agreement No.        Confidential
Appendix 8
Nokia Networks

                MANDATORY ENVIRONMENTAL REQUIREMENTS FOR PRODUCTS

                        DELIVERED TO NOKIA NETWORKS (NET)

TABLE OF CONTENTS

1.        Purpose and scope..................................................................................      2
2.        General............................................................................................      2
3.        Requirements.......................................................................................      2
     3.1      Substances requirements........................................................................      2
          3.1.1    Nokia Substance List......................................................................      2
          3.1.2    Material content information..............................................................      2
     3.2      Solder requirements............................................................................      3
     3.3      Requirement of providing information on substances used in Product.............................      3
     3.4      Requirement of symbol indicating need for separate collection..................................      3
     3.5      Information on the Date of placing on the market...............................................      4
     3.6      Re-use and Recycling...........................................................................      4
     3.7      Separate disassembly...........................................................................      4
     3.8      Battery requirements...........................................................................      5
          3.8.1    Substance requirement.....................................................................      5
          3.8.2    Marking and documentation.................................................................      5
4.        Exhibites..........................................................................................      6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

[NOKIA LOGO]                                                                2(6)

Purchase Agreement Agreement No.        Confidential
Appendix 8
Nokia Networks

1.       PURPOSE AND SCOPE

         This document describes the environmental requirements ("Environmental Requirements") which are mandatory according to the agreed upon schedule. These Environmental Requirements are applicable to any and all products delivered to Nokia by supplier (the "Product"). In case of discrepancy between this document and other written requirement of Nokia regading environmental requirements, the text of this document shall prevail over any other document unless otherwise stated in this document

2.       GENERAL

         Nokia Networks (NET) aims to minimise the environmental impacts of communication networks by systematically considering environmental issues in product design. The mandatory environmental requirements described in this document are based on NET environmental goal areas (e.g. environmentally relevant substances) and legislative requirements (such as but not limited to Directive 2002/95/EC of the European Parliament and of the Council of 27 January 2003 on the restriction of the use of certain hazardous substances in electrical and electronic equipment ("RoHS") and Directive 2002/96/EC of the European Parliament and of the Council of 27 January 2003 on waste electrical and electronic equipment ("WEEE")).

3.       REQUIREMENTS

3.1      SUBSTANCES REQUIREMENTS

3.1.1    Nokia Substance List

         All the products, parts and modules supplied to Nokia Networks shall be compliant with the Nokia Substance List (EXHIBIT A). However, lead, mercury, cadmium, hexavalent chromium, polybrominated biphenyls (PBB) and polybrominated diphenyl ethers (PBDE) shall be banned from 31 December, 2005, unless Nokia has given information for another earlier date for banning the use of these materials in Products, in which case such earlier date shall be applicable. The time limits for the exemptions for RoHS requirements in Nokia Substance List are the ultimate deadlines for the exemptions, and such exemption deadlines are applicable only and to the extent where there are no Product specific or other earlier time limits or deadlines required or informed by Nokia elsewhere. Any and all change(s) in Product material or substance, even though such change is required by Nokia in Nokia Substance List or elsewhere, is always subject to change management process and a written notice to Nokia in accordance with the terms and conditions of the valid purchase agreement. Please read the cover letter of the Nokia Substance List carefully.

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       2.

[NOKIA LOGO]                                                                3(6)

Purchase Agreement Agreement No.        Confidential
Appendix   8
Nokia Networks

         Statement of Conformance to Nokia Substance List (EXHIBIT D) is delivered to Nokia according to schedules given in chapter 3.

                  References

                  - Proposal for a Directive of the European Parliament and of the Council on the restriction of the use of certain hazardous substances in electrical and electronic equipment (RoHS)

                  -        other Nokia requirements

3.1.2    Material content information

         [*]

         [*]

                  References:

                  - Proposal for a Directive of the European Parliament and of the Council on the restriction of the use of certain hazardous substances in electrical and electronic equipment (RoHS)

                  - Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment (WEEE)

                  -        Nokia Substance List

3.2      SOLDER REQUIREMENTS

         [*]

[NET_LEADFREE_SPEC. PDF LOGO]     ["LEADFREE UPDATE FOR SUPPLIERS_160902.PDF
                                   LOGO]

                  Reference:

                  - Proposal for a Directive of the European Parliament and of the Council on the restriction of the use of certain hazardous substances in electrical and electronic equipment (RoHS)

3.3      REQUIREMENT OF PROVIDING INFORMATION ON SUBSTANCES USED IN PRODUCT

         Accurate information (to the best of supplier's knowledge and in reliance on information provided by supplier's suppliers) regarding Environmentally relevant substances and the information of their locations in the Product shall be stated in the product documents. Environmentally relevant materials are defined in the Nokia Substance List (please see chapter 3.1). [*]

                  Reference:

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       3.

[NOKIA LOGO]                                                                4(6)

Purchase Agreement Agreement No.        Confidential
Appendix 8
Nokia Networks

                  - Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment (WEEE)

                  -        Nokia Substance List

3.4      REQUIREMENT OF SYMBOL INDICATING NEED FOR SEPARATE COLLECTION

         Products, which are as such part of the NET product entity targeted to consumer use or which are product entities themselves, and which are delivered to Nokia NET after 1st January 2005, shall be marked with the symbol indicating separate collection for electrical and electronic equipment. The marking shall follow the requirements defined in the WEEE directive. The symbol, as shown below, must be printed visibly, legibly and indelibly.

[PICTURE]

         Figure 1: Crossed-out wheeled bin

3.5      INFORMATION ON THE DATE OF PLACING ON THE MARKET

         In order to enable the date upon which the Product was placed on the market to be determined unequivocally from 13 August 2005, a mark on the Product shall specify that the latter was placed on the market after 13 August 2005. The supplier shall further strictly follow and implement European standard(s) to further define and specify such information based on the WEEE directive.

3.6      RE-USE AND RECYCLING

         Component, material and substance re-use and recycling shall be [*] at the latest based on the WEEE directive requirement.

3.7      SEPARATE DISASSEMBLY

         As a minimum the substances, preparations and components defined in Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment and adantment (WEEE), Annex II, have to be removed from products in their end-of-life phase. Thus, the removal of these substances, preparations and components shall be enabled.

                  Reference:

                  - Proposal for a Directive of the European Parliament and of the Council on waste electrical and electronic equipment and adantment (WEEE)

3.8      BATTERY REQUIREMENTS

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       4.

[NOKIA LOGO]                                                                5(6)

Purchase Agreement Agreement No.        Confidential
Appendix   8
Nokia Networks

3.8.1    Substance requirement

         All the batteries and accumulators in Products shall be mercury (Hg) free.

3.8.2    Marking and documentation

         Batteries and accumulators containing cadmium (Cd) and lead (Pb) shall be marked with crossed-out wheeled bin-symbol prior to delivery to Nokia. Information about proper end-of-life treatment must be provided proptly upon Nokia's request.

                  Reference:

                  - Council Directive on batteries and accumulators containing certain dangerous substances (91/157/EEC), and adantments 93/86/EEC and 98/101/EC

4        EXHIBITS

EXHIBIT A) NOKIA SUBSTANCE LIST:

[Link to Doc " Nokia Substance List v-3.xls"]

EXHIBIT B) MATERIAL DATA FORM TEMPLATE PROVIDED BY NOKIA:

[Link to Doc "MDFV5-01.xls"]

EXHIBIT C) MATERIAL DECLARATION TEMPLATE PROVIDED BY NOKIA:

[Link to Doc "mat declaration template.doc"]

EXHIBIT D) STATEMENT OF CONFORMANCE TO NOKIA SUBSTANCE LIST:

[Link to S-o-Conformance_NSLv3.0.xls]

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS,
     HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS
                                    AMENDED.

                                       5.